Subsequent events	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
In March 2025, the Group acquired a 80% ownership interest in Eastern Grocer Sdn. Bhd. (“Everrise”), an operator in the premium grocery segment in Malaysia predominantly in the East Malaysia. Subject to certain terms, the Group will have the option to buy, and the current shareholders will have the option to sell to the Group, the remaining 20% of the ownership interest of Everrise after the closing of the transaction. The consideration for the acquisition of 80% ownership interest is $54 million in cash. The determination of consideration is subject to finalization, as is the resultant accounting.